Exhibit 12(b)

        CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
        ---------------------------------------------------------------

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Baird Funds, Inc. does hereby certify, to such officer's knowledge, that the report on Form N-CSR of Baird Funds, Inc. for the period ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Baird Funds, Inc. for the stated period.

/s/ Mary Ellen Stanek           /s/ Leonard M. Rush
----------------------------    ----------------------------
Mary Ellen Stanek               Leonard M. Rush
President, Baird Funds, Inc.    Treasurer, Baird Funds, Inc.

Dated: March 6, 2007

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Baird Funds, Inc. for purposes of the Securities Exchange Act of 1934.